15Ga-1 Representations and Warranties Table (FN1)

Asset Class: RMBS
Name of Issuing Entity	Check if registered	Name of Originator (FN2)	Total Assets in ABS by Originator at time of securitization			Assets that Were Subject of Demand (FN3)			Assets that Were Repurchased or Replaced (FN4)			Assets Pending Repurchase or Replacement (within cure period) (FN5)			Demand in Dispute (FN6)			Demand Withdrawn (FN7)			Demand Rejected (FN8)
			#	$	% of prin. balance	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)	(p)	(q)	(r)	(s)	(t)	(u)	(v)	(w)	(x)
Saxon Asset Securities Trust 2007-1 (0001387989)	X	Saxon	3,134	622,167,807	100.00%	154	29,697,437	10.84%	-	-	-	-	-	-	154	29,697,437	10.84%	-	-	-	-	-	-
		Total	3,134	622,167,807	100.00%	154	29,697,437	10.84%	-	-	-	-	-	-	154	29,697,437	10.84%	-	-	-	-	-	-

Aggregate Total			3,134	622,167,807		154	29,697,437		-	-		-	-		154	29,697,437		-	-		-	-

FOOTNOTES

FN1: We have attempted to gather the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer (“Covered Transactions”), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets (“Repurchases”) that is required to be reported on Form ABS-15G (“Reportable Information”), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records (“Demand Entities”), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us.  However, we cannot be certain that we have obtained all applicable Reportable Information because, among other things, some Demand Entities have not agreed to provide Reportable Information or may not have provided complete Reportable Information, and some Demand Entities may be unable or unwilling to provide Reportable Information without unreasonable effort or expense (or without imposing unreasonable expense on us).

In addition, while we requested Reportable Information from trustees and other Demand Entities as to investor demands that occurred prior to July 22, 2010, it is possible that this disclosure does not contain information about all investor demands upon those parties made prior to that date.

FN2: We identified the "originator" on the same basis that we would identify the originator for purposes of Regulation AB (Subpart 229.1100 – Asset-Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123) for registered transactions.

FN3: Reflects aggregate numbers for all demand activity shown in this table.

FN4: Includes loans for which the repurchase price or replacement asset was received during the reporting period.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN5: Includes loans for which the securitizer is aware that the responsible party has agreed to repurchase or replace the loan but has not yet repurchased or replaced such loans.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN6: Includes demands received during and prior to the reporting period covered by this Form ABS-15Ga-1 unless the loan falls into one of the other categories reflected on this chart or the demand was received prior to this reporting period and was finally resolved prior to this reporting period.  If the securitizer is not the party responsible for repurchasing a loan subject to a demand, the loan is reflected in this column until the securitizer has been informed by the related trustee that the loan has been repurchased or replaced.

FN7: Includes loans for which the buyback demand was withdrawn by the party submitting the demand during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN8: Includes loans (i) for which a demand was received, a rebuttal was made and there was no response within 90 days of the rebuttal and (ii) for which the related obligor has repaid the loan in full, in each case during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN9: Principal balance was determined as of the earlier of (i) the principal balance reported in the March 2012 distribution date report and (ii) the principal balance on the distribution date immediately preceding the period for which the distribution date report reflected that the loan was removed from the pool.  Liquidated loans reflect amounts received as borrower payments, insurance proceeds and all other liquidation proceeds.

FN10: % of principal balance was calculated by using the principal balance as described in footnote 9 divided by the aggregate principal balance of the pool assets reported in the March 2012 distribution date report.  Because the aggregate principal balance of the remaining pool assets may be less than the principal balance of the repurchase demands calculated as described in footnote 9, the percentage shown in this column may exceed 100%.